                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 17, 2002



                      Salomon Smith Barney Holdings Inc.
            (Exact name of registrant as specified in its charter)


         New York                                   1-4346             11-2418067
      (State or other                            (Commission          (IRS Employer
      jurisdiction of                            File Number)        Identification No.)
      incorporation)

388 Greenwich Street, New York, New York                                   10013
(Address of principal executive offices)                                (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                      SALOMON SMITH BARNEY HOLDINGS INC.
                          Current Report on Form 8-K

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Exhibits:

      Exhibit No.     Description
      -----------     -----------

      1.01            Terms Agreement, dated December 17, 2002, between the
                      Company and Salomon Smith Barney Inc., as the underwriter, relating to the offer and sale of the Company's Equity
                      Linked Securities (ELKS[SM]) based on the common stock of American Express Company due December 22, 2003.

      4.01            Form of Note for the Company's Equity Linked Securities
                      (ELKS[SM]) based on the common stock of American Express
                      Company due December 22, 2003.

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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  December 20, 2002           SALOMON SMITH BARNEY
                                      HOLDINGS INC.



                                    By: /s/ Mark I. Kleinman
                                        --------------------
                                        Mark I. Kleinman
                                        Treasurer